UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2013 (April 16, 2013)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The stockholders of Moody’s Corporation (the “Company”) voted on and approved the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan (the “2001 Stock Incentive Plan”) and the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan (the “1998 Directors Plan”), at the Annual Meeting of Stockholders held on April 16, 2013.

The 2001 Stock Incentive Plan is an amendment and restatement of the original 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan that became effective on April 23, 2001 and was subsequently amended and restated in 2004, 2007 and 2010. On December 11, 2012, the Board of Directors approved the amendment and restatement of the 2001 Stock Incentive Plan in order to increase the number of shares that may be issued with respect to awards granted under the 2001 Stock Incentive Plan to 50,600,000 shares, of which only 14,000,000 shares will be available after December 11, 2012 for grants of unrestricted shares of common stock, restricted stock, restricted stock units, performance shares or any other stock-based awards. In addition, the amendment and restatement modifies the Change in Control provisions of the 2001 Stock Incentive Plan. Previous awards were subject to “single-trigger” vesting upon a Change in Control. The amendment and restatement of the 2001 Stock Incentive Plan modifies this treatment for awards granted on or after January 1, 2013 to generally provide for “double-trigger” Change in Control vesting upon a termination without “cause” within the ninety-day period preceding or the twenty-four months following a Change in Control.

The 2001 Stock Incentive Plan permits the granting of any or all of the following types of awards: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights, including limited stock appreciation rights; (iii) restricted stock; (iv) restricted stock units; (v) performance shares; and (vi) other stock-based awards. Key employees (excluding members of the Governance and Compensation Committee and any person who serves only as a director) of the Company and its affiliates, who from time to time are responsible for the management, growth and protection of the business of the Company and its affiliates, and consultants to the Company and its affiliates, are eligible to participate in the 2001 Stock Incentive Plan. The maximum number of shares with respect to which awards of any and all types may be granted under the 2001 Stock Incentive Plan during a calendar year to any participant is limited, in the aggregate, to 800,000. The amounts that will be received by participants in the future under the 2001 Stock Incentive Plan are not yet determinable, as awards are at the discretion of the Governance and Compensation Committee.

The 1998 Directors Plan is an amendment and restatement of the original 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan (formerly, the Dun & Bradstreet Corporation Non-Employee Directors’ Stock Incentive Plan) that became effective on June 30, 1998 and was subsequently amended and restated in 2000 and 2001. On December 11, 2012, the Board of Directors approved the further amendment and restatement of the 1998 Directors Plan, subject to stockholder approval at the Company’s Annual Meeting of Stockholders, in order to increase the number of shares that may be issued with respect to awards granted under the 1998 Directors Plan to 1,700,000. The amendment and restatement also limits the number of Moody’s shares that may be subject to awards granted to any individual director in any calendar year to no more than 20,000 shares.

The 1998 Directors Plan permits the granting of awards in the form of non-qualified stock options, restricted stock or performance shares. All eight non-employee directors of the Company are eligible to participate in the 1998 Directors Plan. The amounts that will be received by non-employee directors in the future under the 1998 Directors Plan are not yet determinable, as awards are at the discretion of the Governance and Compensation Committee.

For additional information regarding the 2001 Stock Incentive Plan, refer to the “Summary of the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan” under Item 2 – Approval of the Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan, on pages 20-26 of the Company’s 2013 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 6, 2013, which is incorporated herein by reference. For additional information regarding the 1998 Directors Plan, refer to the “Summary of the 1998 Directors Plan” under Item 3 – Approval of the Amended and Restated 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan, on pages 27-30 of the Company’s 2013 Definitive Proxy Statement, as filed with the Securities and Exchange Commission on March 6, 2013, which is incorporated herein by reference. Those summaries as well as the foregoing summary descriptions of the 2001 Stock Incentive Plan and 1998 Directors Plan are qualified in their entirety by reference to the actual terms of the 2001 Stock Incentive Plan and the 1998 Directors Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Board Declassification Amendments

As discussed under Item 5.07 of this Current Report on Form 8-K, on April 16, 2013, at the 2013 Annual Meeting of Stockholders, the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) to declassify the Board of Directors and provide for annual election of all directors. The amendments will first apply to directors standing for election beginning with the 2014 Annual Meeting of Stockholders, and the declassification of the Board will be phased in over a period of three years. Directors who previously have been elected to three-year terms (including directors elected at the 2013 Annual Meeting of Stockholders) are entitled to complete those terms, and thereafter they or their successors will be elected to one-year terms at each annual meeting of stockholders. Beginning with the 2016 Annual Meeting of Stockholders, the declassification of the Board will be complete, and the entire Board will stand for election annually for one-year terms. The amendments became effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on April 17, 2013.

In connection with approving the Certificate amendments and recommending them to the Company’s stockholders for approval, and as disclosed in the Company’s 2013 proxy statement, the Board approved conforming amendments to Article II of the Company’s Amended and Restated By-laws to remove references to the classified Board. The Board approved the By-law amendments contingent upon stockholder approval and implementation of the amendments to the Certificate. Accordingly, the amendments to the By-laws became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on April 17, 2013.

The foregoing descriptions of the amendments to the Certificate and By-laws are qualified in their entirety by reference to the Certificate of Amendment and Amended and Restated By-laws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Certificate of Elimination

On April 17, 2013, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination of Series A Junior Participating Preferred Stock of Moody’s Corporation (the “Certificate of Elimination”) to eliminate from the Company’s Certificate all matters set forth in the certificate of designations with respect to the Series A Junior Participating Preferred Stock. No shares of Series A Junior Participating Preferred Stock were outstanding. In connection with approving the Certificate and By-law amendments described above, the Board of Directors approved the Certificate of Elimination, contingent upon stockholder approval and implementation of the Certificate amendments. The Certificate of Elimination was effective on filing with the Secretary of State of the State of Delaware. The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the text of the Certificate of Elimination, which is filed as Exhibit 3.3 to this Current Report on Form 8-K.

Restated Certificate of Incorporation

On April 17, 2013, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated, but did not further amend, the Certificate (as amended through the filings of the Certificate of Amendment and the Certificate of Elimination described above). In connection with approving the Certificate and By-law amendments and the Certificate of Elimination described above, the Board of Directors approved the Restated Certificate, contingent upon stockholder approval and implementation of the Certificate amendments. The Restated Certificate was effective on filing with the Secretary of State of the State of Delaware. The foregoing description of the Restated Certificate is qualified in its entirety by reference to the text of the Restated Certificate, which is filed as Exhibit 3.4 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The voting results for the matters voted on at the 2013 Annual Meeting of Stockholders held on April 16, 2013 are as follows:

1.	Three Class III Directors were elected to serve three-year terms as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Basil L. Anderson	190,069,273	992,755	1,799,985	11,335,974
Darrell Duffie, Ph.D.	190,279,750	800,700	1,781,563	11,335,974
Raymond W. McDaniel, Jr.	191,617,752	512,315	731,946	11,335,974

The Company’s directors whose terms continued after the Annual Meeting are: Jorge A. Bermudez, Robert R. Glauber, Kathryn M. Hill, Ewald Kist, Henry A. McKinnell, Jr., Ph.D., and John K. Wulff.

2.	The Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
172,186,188	19,759,256	916,569	11,335,974

3.	The Amended and Restated 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
172,670,974	18,838,878	1,352,161	11,335,974

4.	The amendments to the Moody’s Corporation Restated Certificate of Incorporation to declassify the Board of Directors and provide for annual election of all directors were approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,976,398	141,708	743,907	11,335,974

5.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2013 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,241,546	156,943	1,799,498	0

6.	The advisory resolution approving executive compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,454,865	7,545,873	1,861,275	11,335,974

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Moody’s Corporation, effective April 17, 2013.

3.2	Amended and Restated By-laws of Moody’s Corporation, effective April 17, 2013.

3.3	Certificate of Elimination of Series A Junior Participating Preferred Stock of Moody’s Corporation, effective April 17, 2013.

3.4	Restated Certificate of Incorporation of Moody’s Corporation, effective April 17, 2013.

10.1	Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan (as amended December 11, 2012).

10.2	Amended and Restated 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan (Adopted September 8, 2000; Amended and Restated as of December 11, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date: April 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Moody’s Corporation, effective April 17, 2013.

3.2	Amended and Restated By-laws of Moody’s Corporation, effective April 17, 2013.

3.3	Certificate of Elimination of Series A Junior Participating Preferred Stock of Moody’s Corporation, effective April 17, 2013.

3.4	Restated Certificate of Incorporation of Moody’s Corporation, effective April 17, 2013.

10.1	Amended and Restated 2001 Moody’s Corporation Key Employees’ Stock Incentive Plan (as amended December 11, 2012).

10.2	Amended and Restated 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan (Adopted September 8, 2000; Amended and Restated as of December 11, 2012).